MERRILL LYNCH
RETIREMENT
RESERVES
MONEY FUND

Merrill Lynch
Retirement Series Trust







FUND LOGO









Annual Report

October 31, 1995

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.





Merrill Lynch
Retirement Reserves
Money Fund
Box 9011
Princeton, New Jersey
08543-9011






DEAR SHAREHOLDER

For the year ended October 31, 1995, Merrill Lynch Retirement
Reserves Money Fund's net annualized yield was 5.57%.* For the six-month period ended October 31, 1995, the Fund's net annualized yield was 5.60%.* The Fund's 7-day yield as of October 31, 1995 was 5.41%.

The Environment
After losing momentum through the second calendar quarter of 1995, it now appears that the US economic expansion has resumed. Gross domestic product growth for the three months ended September 30 was reported to be 4.2%, higher than generally expected. September durable goods orders increased a surprisingly strong 3%, and existing home sales rose to a near-record level. At the same time, there is evidence that inflationary pressures remain subdued. Reflecting the trend of renewed economic growth--and continued good news on the inflation front--the Federal Reserve Board signaled no near-term shift in monetary policy following its September meeting. Thus, official interest rates may not be reduced further in the immediate future.

Another significant development has been the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.


[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the six months ended October 31, 1995, Merrill Lynch Retirement Reserves Money Fund maintained an average portfolio maturity ranging from a low of 65 days to a high of 89 days. Throughout the six-month period, the Fund's average life was extended to reflect our belief that interest rates would continue to trend lower and the front end of the yield curve would flatten further. It was our contention that a slowdown of the economy, combined with a tame inflation picture, would prompt the Federal Reserve Board to reverse its restrictive monetary policy.

Our investment approach during the earlier part of the period remained focused on earmarking a greater percentage of assets in the one-year area. We believed that a barbelled approach would prove rewarding as the yield curve continued to flatten towards the prevailing 6% Federal Funds rate environment. The Fund's overnight cash positions benefited from high broker/dealer financing rates, with yields comparable to 90-day money market securities. By early summer, we concentrated on reducing the Fund's overnight cash position in favor of 90-day--180-day money market securities, given our belief that the Federal Reserve Board would be compelled to lower short-term interest rates at its July Federal Open Market Committee meeting. We remained very active in trading our Government agency discount note position, as opportunities were facilitated by the narrow yield spread relationship between money market and Federal agency securities.

Subsequent to the 25 basis point (0.25%) ease in the Federal Funds rate to 5.75% in July, we became a net seller of two-year Treasury notes, opting to move in on the curve without sacrificing yield. However, the front-end of the yield curve continued to exhibit a considerable amount of price volatility throughout the remainder of the six-month period. This situation provided numerous trading opportunities for Treasury and Government agency issues. At October 31, 1995, the Fund's average life stood at 83 days, a level we expect to maintain during the near term.

Looking ahead, we believe that the Federal Reserve Board will maintain its easing bias toward interest rates, although economic activity and inflation data will be closely monitored.

The Fund's portfolio composition at the end of the October period and as of our last report is detailed below:


                                         10/31/95       4/30/95

Bank Notes                                  3.8%           2.0%
Certificates of Deposit--European           6.6            5.1
Certificates of Deposit--Yankee             6.7            6.0
Commercial Paper--Discount                 29.3           31.9
Corporate Notes                             6.1            1.5
Master Notes                                3.3            3.3
Repurchase Agreements                       1.3            1.9
US Government, Agency &
Instrumentality Obligations--
Discount Notes                              6.8           16.4
US Government, Agency &
Instrumentality Obligations--
Non-Discount Notes                         36.7           34.9
Liabilities in Excess of Other
Assets                                     (0.6)          (3.0)
                                          ------         ------
                                          100.0%         100.0%
                                          ======         ======

In Conclusion
We appreciate your continued interest in Merrill Lynch Retirement
Reserves Money Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,




(Arthur Zeikel)
Arthur Zeikel
President




(Christopher G. Ayoub)
Christopher G. Ayoub
Vice President and Portfolio Manager




November 28, 1995





SCHEDULE OF INVESTMENTS                            (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
Bank Notes--3.8%

Banc One, Columbus    $125,000     5.71 %    9/18/96   $ 124,915

Banc One,               50,000     5.77++    8/28/96      49,984
Milwaukee               32,000     5.84++    8/28/96      31,990
                        42,000     5.84++    9/05/96      41,986

Banc One, Texas         50,000     5.84      9/05/96      49,984

First Bank N.A.,        25,000     5.825     2/05/96      25,000
Milwaukee

Total Bank Notes (Cost--$323,859)                        323,859


Certificates of Deposit--European--6.6%


Abbey National          50,000     5.76      2/01/96      49,997
Treasury Services PLC   10,000     7.22      2/05/96      10,030
                        25,000     6.62      4/01/96      25,066
                        50,000     6.54      4/08/96      50,123

Banco Bilbao            21,000     5.71     12/22/95      20,996
Vizcaya, S.A.

Bank of Scotland        25,000     6.76      4/04/96      25,082

Bayerische              75,000     5.81      1/31/96      75,002
Vereinsbank AG

Commerzbank AG          12,000     6.76      4/04/96      12,039

Dai-Ichi Kangyo         20,000     5.94     12/11/95      20,000
Bank, Ltd.              25,000     5.97     12/11/95      25,002

Deutsche Bank AG        75,000     5.79      1/12/96      74,996
                        85,000     5.77      4/25/96      85,002

Mitsubishi Bank, Ltd.   50,000     5.91     12/20/95      49,995
                        50,000     5.94     12/20/95      49,997

Total Certificates of Deposit--European
(Cost--$573,091)                                         573,327


Certificates of Deposit--Yankee--6.7%


Bayerische              10,000     5.78      2/05/96       9,999
Hypotheken-und-         25,000     5.78      4/12/96      25,000
Wechsel Bank           115,000     6.20      9/03/96     115,000

Bayerische             125,000     6.20      8/28/96     125,000
Landesbank             113,000     6.205     9/13/96     113,000
Girozentrale

Dai-Ichi Kangyo         55,000     5.94     12/18/95      54,998
Bank, Ltd., NY

Landesbank Hessen       40,000     5.79      1/29/96      39,996
Thuringen
Girozentrale

Sumitomo Bank,          74,000     5.95     11/13/95      74,001
Ltd., NY                26,000     5.93     12/15/95      26,000

Total Certificates of Deposit--Yankee
(Cost--$583,004)                                         582,994




SCHEDULE OF INVESTMENTS                            (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
Commercial Paper--Discount--29.3%

ABN AMRO North        $ 25,000     5.65 %   12/27/95   $  24,773
American
Finance Inc.

Alpine Securitization   23,373     5.75     11/15/95      23,317
Corp.                   25,000     5.75     11/16/95      24,936
                        26,627     5.75     12/07/95      26,469

American Express        50,000     5.75     11/03/95      49,976
Credit Corporation      20,000     5.69     12/18/95      19,847
                        58,000     5.62      4/11/96      56,522
                        35,000     5.62      4/12/96      34,102

Arco Coal Australia     15,783     5.70      1/23/96      15,571
Inc.

Bass Finance (C.I.)     36,600     5.68     12/04/95      36,401
Ltd.

Bear Stearns            40,000     5.72     12/22/95      39,668
Companies Inc.          25,000     5.66      2/02/96      24,628

Beta Finance Inc.       25,000     5.61      4/23/96      24,316

British Gas Capital     25,000     5.71      1/29/96      24,641
Inc.

CIT Group Holdings,    110,000     5.75     11/21/95     109,631
Inc. (The)

CSW Credit, Inc.        29,300     5.71     12/14/95      29,095

Corporate               50,000     5.73     12/12/95      49,664
Receivables Corp.

Deer Park Refining      15,500     5.73     12/22/95      15,372
L.P.                    12,000     5.71     12/29/95      11,887

Delaware Funding        58,050     5.69     11/06/95      57,995
Corp.

Eksportfinans           19,500     5.65     12/11/95      19,372
(A/S)

Electricite de France   20,000     5.65     12/15/95      19,856
                        20,000     5.65     12/22/95      19,834

Falcon Asset            51,975     5.71     11/08/95      51,909
Securitization
Corp.

Ford Motor Credit       50,000     5.75      1/09/96      49,441
Company

Goldman Sachs           25,000     5.63      4/03/96      24,394
Group, L.P.             50,000     5.65      4/10/96      48,733
                        66,000     5.60      4/18/96      64,245
                        50,000     5.58      4/19/96      48,663

Hanson Finance          40,000     5.69      1/31/96      39,412
(UK) PLC                30,000     5.68      2/16/96      29,487



SCHEDULE OF INVESTMENTS (continued)               (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
Commercial Paper--Discount (concluded)

Internationale        $ 50,000     5.65 %    2/26/96   $  49,066
Nederlanden (U.S.)
Funding Corp.

Kredietbank North       12,000     5.70      1/22/96      11,841
American Finance Corp.

National Fleet          50,000     5.74     11/03/95      49,976
Funding Corp.           32,700     5.71     11/10/95      32,648
                        12,300     5.77     11/30/95      12,241
                        15,000     5.72     12/07/95      14,912

New Center Asset       100,000     5.81     11/15/95      99,758
Trust                   50,000     5.76     11/20/95      49,840
                        85,000     5.74     11/21/95      84,715
                       100,000     5.77     11/22/95      99,647

Oesterreichische        50,000     5.59      3/27/96      48,834
Kontrollbank AG

Preferred               50,000     5.74     11/02/95      49,984
Receivables
Funding Corp.

Sandoz Corporation      21,125     5.80     11/10/95      21,091

Santander Finance       40,000     5.62      3/05/96      39,206
(Delaware) Inc.

Schering-Plough         57,200     5.60      4/11/96      55,742
Corp.

Svenska                 30,000     5.68     12/05/95      29,832
Handelsbanken, Inc.     70,000     5.68     12/12/95      69,530
                        50,000     5.63     12/20/95      49,601
                        45,000     5.74      1/25/96      44,382
                         5,000     5.72      1/26/96       4,930

Sweden,                 59,000     5.65      1/10/96      58,331
Kingdom of              25,000     5.68      2/16/96      24,572
                        30,000     5.65      3/01/96      29,424
                        50,000     5.54      3/12/96      48,953
                        75,000     5.595     3/18/96      73,358
                        30,000     5.64      3/28/96      29,296
                        25,000     5.63      3/29/96      24,409

Swedish Export          25,000     5.70      1/24/96      24,661
Credit Corp.

Toshiba International   22,400     5.75     12/20/95      22,221
Finance (UK) PLC

Transamerica            20,000     5.84     11/22/95      19,930
Finance Corp.

WCP Funding, Inc.       31,200     5.73     12/14/95      30,980
                        15,000     5.72      1/11/96      14,827

Windmill Funding        41,000     5.78     11/15/95      40,901
Corp.                   59,335     5.75     11/17/95      59,174

Total Commercial Paper--Discount
(Cost--$2,533,163)                                     2,532,970



SCHEDULE OF INVESTMENTS (continued)               (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
Corporate Notes--6.1%

Abbey National        $ 24,000     7.05 %    3/01/96   $  24,094
Treasury Services PLC   47,000     6.45      5/15/96      47,155

Beta Finance Inc.       25,000     5.87++    8/26/96      25,000
                        40,000     5.88++    9/16/96      40,000
                        30,000     5.825++   9/25/96      29,997

CIT Group Holdings,     25,000     5.80++    9/20/96      24,977
Inc. (The)              50,000     5.81++    9/26/96      49,961
                        40,000     5.98++   11/14/96      40,034

General Electric        55,000     6.95      3/01/96      55,203
Capital Corp.           20,000     6.55      3/28/96      20,060

Key Bank of NY,        100,000     5.73++    8/16/96      99,962
Albany

SMM Trust Certificate   71,000     5.895++   6/14/96      71,000
(1995-K)

Total Corporate Notes (Cost--$526,909)                   527,443


Master Notes--3.3%

Goldman Sachs           34,000     5.82++   11/24/95      34,000
Group, L.P.            175,000     5.82++    2/14/96     175,000

Smith Barney Inc.       49,000     5.80++    3/07/96      49,000

Toyota Motor Credit     30,000     5.727++   9/13/96      29,982
Corp.

Total Master Notes (Cost--$287,982)                      287,982

US Government, Agency & Instrumentality Obligations--
Discount Notes--6.8%

Federal Home Loan      105,645     6.14      1/03/96     104,595
Bank                    25,000     5.57      1/30/96      24,647
                        50,000     5.54      2/02/96      49,274
                        38,000     5.47      2/27/96      37,302
                        69,000     5.44      3/26/96      67,445
                        18,000     6.07      4/01/96      17,580

Federal Home Loan        6,500     6.44     11/01/95       6,499
Mortgage Corp.          25,000     6.07      3/22/96      24,452

Federal National        25,000     5.53      2/13/96      24,595
Mortgage Association    13,110     5.52      3/04/96      12,859
                        45,000     5.50      3/28/96      43,972

US Treasury Bills       15,000     6.72     12/14/95      14,902
                        77,000     6.59      2/08/96      75,864
                        25,000     6.02      4/04/96      24,424
                        60,000     5.875     5/02/96      58,372

Total US Government, Agency &
Instrumentality Obligations--Discount Notes
(Cost--$586,074)                                         586,782




SCHEDULE OF INVESTMENTS (concluded)               (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
US Government, Agency & Instrumentality Obligations--
Non-Discount Notes--36.7%

Federal Farm Credit     55,000     6.39      4/17/96      55,165
Bank                    40,000     5.88++   11/25/97      39,983

Federal Home Loan       60,000     6.18++   12/28/95      60,000
Bank                    25,000     6.91      2/21/96      25,102
                        45,000     6.42      4/24/96      45,148
                        70,000     6.27++    6/17/96      70,000
                        29,000     6.21++    6/21/96      29,000
                        15,000     5.635++   8/05/96      14,982
                        20,500     5.63      6/28/96      20,489
                        20,095     6.875    11/18/96      20,252
                        25,000     6.33++    2/18/97      25,039
                        35,000     6.20++   10/11/00      35,000

Federal Home Loan      124,500     6.84      2/28/96     124,967
Mortgage Corp.          30,000     6.45      4/08/96      30,093
                        15,500     6.08++    5/06/96      15,500
                        38,250     6.005     5/13/96      38,281
                        16,000     6.25++    5/13/96      16,000
                        21,850     6.00++    6/03/96      21,825
                        55,000     6.20++    6/07/96      54,990

Federal National        30,000     6.15++   12/20/95      30,000
Mortgage                50,000     6.12++    1/26/96      49,989
Association            100,000     5.48++    2/16/96     100,000
                        26,705     6.86      2/28/96      26,806
                        70,000     6.46      3/27/96      70,203
                        50,000     5.48++    5/10/96      49,987
                        98,000     6.08++    5/13/96      98,000
                        80,000     6.08++    5/24/96      80,000
                       110,000     5.63      6/28/96     109,940
                       100,000     5.75++    7/05/96     100,000
                        45,000     5.693++   7/18/96      44,975
                        70,000     5.66++    8/08/96      69,969
                        40,000     6.08++    8/13/96      40,000
                        20,000     6.35++   10/07/96      20,030
                       150,000     5.718++  10/11/96     150,000
                        40,000     6.18     11/04/96      40,000
                        30,000     6.35++    2/14/97      30,062
                       123,000     5.60++    2/21/97     123,000
                        68,500     6.20++    5/19/97      68,500
                        71,000     6.25++    5/14/98      71,000
                        22,150     5.60++   12/14/98      22,092




SCHEDULE OF INVESTMENTS (concluded)               (in Thousands)
                         Face    Interest   Maturity     Value
Issue                   Amount    Rate*       Date     (Note 1a)
US Government, Agency & Instrumentality Obligations--
Non-Discount Notes--(concluded)

Student Loan          $ 50,000     5.53++%  11/09/95   $  50,000
Marketing               50,000     5.55++    2/08/96      50,000
Association              8,000     5.73++    3/20/96       8,000
                        25,930     5.60++    4/16/96      25,939
                        53,750     5.56++    5/14/96      53,753
                        67,350     6.08++    7/01/96      67,299
                        15,000     5.53++    7/19/96      15,001
                       125,000     5.718++   9/20/96     125,000
                        50,000     5.53++    9/23/96      50,000
                        75,000     5.97     10/04/96      75,000
                        11,830     5.78++   11/01/96      11,858
                        59,415     5.59++   12/20/96      59,415
                        45,000     5.74++    1/14/97      45,014
                        37,125     5.78++    1/23/97      37,210
                        17,500     5.805++   2/14/97      17,515
                        25,000     5.70++    3/03/97      25,000
                        67,075     5.73++    1/21/98      67,283

US Treasury Notes       50,000     9.375     4/15/96      50,828
                        12,000     6.50      9/30/96      12,090
                        20,000     6.875    10/31/96      20,241
                        31,000     7.25     11/30/96      31,509
                        15,000     7.50     12/31/96      15,312
                        19,000     6.875     2/28/97      19,294
                        45,000     6.125     5/31/97      45,302
                        33,000     5.625     6/30/97      32,995
                        25,000     5.75      9/30/97      25,051

Total US Government, Agency & Instrumentality
Obligations--Non-Discount Notes
(Cost--$3,169,866)                                     3,172,278


  Face
 Amount                         Issue

Repurchase Agreements**--1.3%

$ 111,200      Lehman Brothers, Inc., purchased
               on 10/31/1995 to yield 5.92% to
               11/01/1995                                111,200

Total Repurchase Agreements (Cost--$111,200)             111,200

Total Investments (Cost--$8,695,148)--100.6%           8,698,835

Liabilities in Excess of Other Assets--(0.6%)            (49,928)
                                                      ----------
Net Assets--100.0%                                    $8,648,907
                                                      ==========

 *Commercial Paper and certain US Government, Agency &
  Instrumentality Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates or upon maturity. Interest rates on variable rate securities are adjusted periodically based upon appropriate indexes; the interest rates shown are the rates in effect at October 31, 1995.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.
++Floating Rate Notes.



See Notes to Financial Statements.




FINANCIAL INFORMATION


Statement of Assets and Liabilities as of October 31, 1995
Assets:             Investments, at value (identified cost--$8,695,148,017*)(Note 1a)                     $8,698,834,998
                    Cash                                                                                       1,069,999
                    Receivables:
                      Interest                                                           $   51,366,110
                      Securities sold                                                        25,010,883       76,376,993
                                                                                         --------------
                    Prepaid registration fees and other assets (Note 1d)                                         311,037
                                                                                                          --------------
                    Total assets                                                                           8,776,593,027
                                                                                                          --------------

Liabilities:        Payables:
                      Beneficial interest redeemed                                           82,263,203
                      Securities purchased                                                   40,000,000
                      Investment adviser (Note 2)                                             2,902,535      125,165,738
                                                                                         --------------
                    Accrued expenses and other liabilities                                                     2,520,772
                                                                                                          --------------
                    Total liabilities                                                                        127,686,510
                                                                                                          --------------

Net Assets:         Net assets                                                                            $8,648,906,517
                                                                                                          ==============

Net Assets          Shares of beneficial interest, $0.10 par value, unlimited number of
Consist of:         shares authorized                                                                     $  864,521,954
                    Paid-in capital in excess of par                                                       7,780,697,582
                    Unrealized appreciation on investments--net                                                3,686,981
                                                                                                          --------------
                    Net assets--Equivalent to $1.00 per share based on 8,645,219,536
                    shares of beneficial interest outstanding                                             $8,648,906,517
                                                                                                          ==============

                   *As of October 31, 1995, net unrealized appreciation for Federal income tax purposes amounted to $3,582,872, of which $4,199,793 related to appreciated securities and $616,921 related to
                    depreciated securities. The aggregate cost of investments at October
                    31, 1995 for Federal income tax purposes was $8,695,252,126.


                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                        October 31, 1995
Investment Income   Interest and amortization of premium and discount earned                              $  479,151,248
(Note 1c):

Expenses:           Investment advisory fees (Note 2)                                    $   30,946,227
                    Transfer agent fees (Note 2)                                             13,964,991
                    Registration fees (Note 1d)                                                 718,247
                    Printing and shareholder reports                                            567,425
                    Accounting services (Note 2)                                                478,087
                    Custodian fees                                                              237,732
                    Trustees' fees and expenses                                                  77,794
                    Professional fees                                                            46,884
                    Other.                                                                       94,578
                                                                                         --------------
                    Total expenses                                                                            47,131,965
                                                                                                          --------------
                    Investment income--net                                                                   432,019,283
                                                                                                          --------------

Realized & Unreal-  Realized gain on investments--net                                                          1,637,926
ized Gain on        Change in unrealized appreciation/depreciation on
Investments--Net    investments--net                                                                          10,376,159
(Note 1c):                                                                                                --------------
                    Net Increase in Net Assets Resulting from Operations                                  $  444,033,368
                                                                                                          ==============


Statements of Changes in Net Assets
                                                                                          For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                               $  432,019,283   $  252,806,430
                    Realized gain on investments--net                                         1,637,926          112,929
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         10,376,159       (7,988,665)
                                                                                         --------------   --------------
                    Net increase in net assets resulting from operations                    444,033,368      244,930,694
                                                                                         --------------   --------------

Dividends &         Investment income--net                                                 (432,019,283)    (252,806,430)
Distributions to    Realized gain on investments--net                                        (1,637,926)        (112,929)
Shareholders                                                                             --------------   --------------
(Note 1e):          Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                          (433,657,209)    (252,919,359)
                                                                                         --------------   --------------


Beneficial          Net proceeds from sale of shares                                     24,132,766,015   22,552,419,060
Interest            Net asset value of shares issued to shareholders in
Transactions        reinvestment of dividends and distributions                             433,654,456      252,920,548
(Notes 1e & 3):                                                                          --------------   --------------
                                                                                         24,566,420,471   22,805,339,608
                    Cost of shares redeemed                                             (23,331,574,095) (22,459,993,404)
                                                                                         --------------   --------------
                    Net increase in net assets derived from beneficial
                    interest transactions                                                 1,234,846,376      345,346,204
                                                                                         --------------   --------------


Net Assets:         Total increase in net assets                                          1,245,222,535      337,357,539
                    Beginning of year                                                     7,403,683,982    7,066,326,443
                                                                                         --------------   --------------
                    End of year                                                          $8,648,906,517   $7,403,683,982
                                                                                         ==============   ==============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (concluded)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                           For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         1995        1994        1993         1992        1991
Per Share           Net asset value, beginning of year       $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
Operating                                                    ----------  ----------  ----------  ----------   ----------
Performance:        Investment income--net                        .0540       .0345       .0279       .0370        .0609
                    Realized and unrealized gain (loss)
                    on investments--net                           .0015      (.0011)      .0004       .0012        .0025
                                                             ----------  ----------  ----------  ----------   ----------
                    Total from investment operations              .0555       .0334       .0283       .0382        .0634
                                                             ----------  ----------  ----------  ----------   ----------
                    Less dividends and distributions:
                      Investment income--net                     (.0540)     (.0345)     (.0279)     (.0370)      (.0609)
                      Realized gain on investments--net          (.0002)         --++    (.0003)     (.0010)      (.0025)*
                                                             ----------  ----------  ----------  ----------   ----------
                    Total dividends and distributions            (.0542)     (.0345)     (.0282)     (.0380)      (.0634)
                                                             ----------  ----------  ----------  ----------   ----------
                    Net asset value, end of year             $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========
                    Total investment return                       5.57%       3.48%       2.86%       3.95%        6.54%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average   Expenses                                       .59%        .59%        .62%        .63%         .64%
Net Assets:                                                  ==========  ==========  ==========  ==========   ==========
                    Investment income and realized gain
                    on investments--net                           5.43%       3.44%       2.82%       3.88%       6.30%*
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental        Net assets, end of year (in thousands)   $8,648,907  $7,403,684  $7,066,326  $6,474,640   $6,485,985
Data:                                                        ==========  ==========  ==========  ==========   ==========

                   *Includes unrealized gain (loss).
                  ++Amount is less than $.0001 per share.


                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Retirement Reserves Money Fund (the "Fund") is a separate Fund offering a separate class of shares of Merrill Lynch Retirement Series Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company which will comprise a series of separate portfolios offering a separate class of shares to participants in the retirement plans for which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") acts as passive custodian. At the present time, the Fund is the only series offered. The following is a summary of significant accounting policies consistently followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value.

For the purposes of valuations, the maturity of variable rate certificates of deposit, variable rate commercial paper, short-term corporate bond notes and variable rate Government agency notes and variable rate corporate notes is deemed to be the next coupon date on which the interest rate is to be adjusted. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends are declared from the total of net investment income and net realized gains or losses on investments.

2. Investment Advisory Agreement and Transac-tions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $1 billion; 0.45% of average daily net assets in excess of $1 billion but not exceeding $2 billion; 0.40% of average daily net assets in excess of $2 billion but not exceeding $3 billion; 0.375% of average daily net assets in excess of $3 billion but not exceeding $4 billion; 0.35% of average daily net assets in excess of $4 billion, but not exceeding $7 billion; and 0.325% of average daily net assets in excess of $7 billion. The most restrictive annual expense limitation requires that MLAM reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary charges such as litigation costs) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. MLAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to MLAM during the period which will cause such expenses to exceed the most restrictive expense limitation at the time of such payment.


NOTES TO FINANCIAL STATEMENTS (concluded)

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of MLAM, MLFD, MLFDS, PSI, MLPF&S, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets, since shares are recorded at $1.00 per share.




<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all materials respects, the financial position of Merrill Lynch Retirement Reserves Money Fund of Merrill Lynch Retirement Series Trust as of October 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
December 1, 1995
</AUDIT-REPORT>




IMPORTANT TAX INFORMATION (unaudited)

Merrill Lynch Retirement Reserves Money Fund distributed long-term capital gains of $0.000153 per share to shareholders of record on December 30, 1994.

Please retain this information for your records.




OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
Joe Grills, Trustee
Walter Mintz, Trustee
Melvin R. Seiden, Trustee
Stephen B. Swensrud, Trustee
Harry Woolf, Trustee
Terry K. Glenn, Executive Vice President
Joseph T. Monagle, Jr., Senior Vice President
Christopher G. Ayoub, Vice President
Donald C. Burke, Vice President
Gerald M. Richard, Treasurer
Mark B. Goldfus, Secretary

Custodian
The Bank of New York
90 Washington Street
New York, New York 10286

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484
(800) 221-7210